Borrowings	12 Months Ended
Dec. 31, 2017
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Borrowings
18.	Borrowings

During the year ended December 31, 2017 the Group had available overdraft credit facilities with an overall credit limit of 1,460, with maturity from May 2018 to June 2020, and interest rate of up to 30% per annum. The balance payable under these credit lines as of December 31, 2017 was zero. Some of these agreements stipulated the right of a lender to increase the interest rate in case the covenants are violated.